
                        VAN ECK WORLDWIDE INSURANCE TRUST
                      99 PARK AVENUE, NEW YORK, N.Y. 10016
                                 (212) 687-5200

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company currently consisting of four separate series: Worldwide
Balanced  Fund,  Worldwide  Bond  Fund,  Worldwide  Emerging  Markets  Fund  and
Worldwide Hard Assets Fund (the "Funds"). Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies ("Contracts").
Each Fund has specific investment objectives.

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                                TABLE OF CONTENTS

General Information...........................................................2
Investment Objectives and Policies of the Funds...............................2
Risk Factors..................................................................5
    Foreign Securities........................................................5
    Foreign Currency Transactions.............................................7
    Futures and OptionsTransactions...........................................8
    Repurchase Agreements.....................................................8
    Mortgage-Backed Securities................................................9
    Real Estate Securities....................................................9
    Commercial Paper..........................................................9
    Debt Securities..........................................................10
    Short Sales..............................................................10
    Direct Investments.......................................................11
Investment Restrictions......................................................12
Investment Advisory Services.................................................14
The Distributor..............................................................16
Portfolio Transactions and Brokerage.........................................16
Trustees and Officers........................................................18
Principal Shareholders.......................................................23
Valuation of Shares..........................................................23
Taxes........................................................................24
Redemptions in Kind..........................................................24
Performance..................................................................24
Additional Information.......................................................26
Financial Statements.........................................................26
Appendix.....................................................................27

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's current Prospectus, dated April 30, 1997 (the "Prospectus"), which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.

          Shareholders are advised to read and retain this Statement of Additional Information for future reference

                      STATEMENT OF ADDITIONAL INFORMATION
                                APRIL 30, 1997
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                              GENERAL INFORMATION


Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987 as Van Eck Variable Insurance Products Trust. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently four series of the Trust: Worldwide Balanced Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund (the "Funds"). Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund are classified as diversified funds and Worldwide Balanced Fund and Worldwide Bond Fund are classified as non- diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act").

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

WORLDWIDE BALANCED FUND

Worldwide Balanced Fund seeks long-term capital appreciation together with current income.

Worldwide Balanced Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments; financial futures contracts and options on financial futures contracts; forward currency contracts and put and call options on securities, securities indices and foreign currencies and foreign currency swaps.

The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

WORLDWIDE BOND FUND

Worldwide Bond Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

Total return is comprised of current income and capital appreciation. The Fund attempts to achieve its objective by taking advantage of investment opportunities in the United States as well as in other countries throughout the world where opportunities may be more rewarding and may emphasize either component of total return. Normally, the Fund will have at least 65% of its total assets invested in bonds of varying maturities.

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The Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The Fund may invest in "when-issued" securities and collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

WORLDWIDE EMERGING MARKETS FUND

Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Under normal conditions, at least 65% of the Fund's total assets will be invested in Emerging Country and emerging market equity securities. An "emerging market" or "Emerging Country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging Countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered Emerging Countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

The Fund considers emerging market securities to include securities which are
(i) principally traded in the capital markets of an emerging market country;
(ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in Emerging Countries or from sales made in Emerging Countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an Emerging Country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

Equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

The Adviser expects that the Fund will normally invest in at least three different countries. The Fund emphasizes equity securities, but may also invest in other types of instruments, including debt securities of

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any quality (other than commercial paper as described herein). Debt securities may include fixed or floating rate bonds, notes, debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks or private issuers.

The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S&P; Fitch-1 by Fitch; Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high quality as determined by the Adviser.

WORLDWIDE HARD ASSETS FUND
(Formerly, Gold and Natural Resources Fund)

The Fund will, under normal market conditions, invest at least 65% of its total assets in "Hard Asset Securities." Hard Assets Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities which, historically, have been produced and marketed profitably during periods of significant inflation. Under normal market conditions, the Fund will invest at least 5% of its assets in each of the first five sectors listed above. The Fund has a fundamental policy of concentrating in such industries and up to 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities.

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The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The Fund may purchase and sell financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The Fund may also invest in "when-issued" securities and "partly paid" securities. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's and S&P relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category. Although the Fund will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general.

                                  RISK FACTORS

FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

Investments may be made from time to time by Worldwide Balanced Fund, Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund in companies in developing countries as well as in developed countries. Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser (or Sub-Adviser) to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

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The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy regarding illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries.

Economies of developing countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

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FOREIGN CURRENCY TRANSACTIONS

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds, with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Adviser will not commit any Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash or U.S. Government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If the Funds retain the portfolio security and engage in an offsetting transaction, the Funds will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the

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same time they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES AND OPTIONS TRANSACTIONS

The Funds may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds because the maximum exposure is the amount of the premiums paid for the options.

The Funds' use of financial futures contracts and options on such futures contracts, and Worldwide Hard Assets Fund's use of commodity futures contracts and options on such futures contracts may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the developing countries are not as developed in the United States, these financial investments may not be available to the Funds and the Funds may be unable to hedge certain risks.

The use of financial futures and/or commodity futures contracts and options on such futures contracts as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Funds may incur a loss on their investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

It is the policy of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company to prevent double taxation of the Funds and their shareholders. One of these requirements is that less than 30% of a Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months. Another test requires that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contracts transactions may be materially limited by these tests.

REPURCHASE AGREEMENTS

A Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

REAL ESTATE SECURITIES

Although Worldwide Hard Assets Fund will not invest in real estate directly, the Fund may invest up to 50% of its assets in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Fund is therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

COMMERCIAL PAPER

The Funds may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

DEBT SECURITIES

The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors. including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market-basis) to the amount of its commitment to purchase the when-issued securities.

SHORT SALES

Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or US Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, US Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that

(i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets. The Fund's ability to engage in short sales may be limited by the requirements of current US tax law that the Fund derive less then 30% of its gross income from the sale or other disposition of securities held less than three months. Securities sold short and then repurchased, regardless of the actual time between the two transactions, are considered to have been held for less than three months.

DIRECT INVESTMENTS

Worldwide Balanced Fund, Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser or Sub-Adviser anticipates that these agreements will, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds' investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies which cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of
(i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(ii) more than 50% of a Fund's outstanding shares.

         A Fund may not:

1. Purchase or sell real estate, although the Funds may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

2. Purchase or sell commodities or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that the Worldwide Emerging Markets Fund may, for hedging and other purposes, and the Worldwide Hard Assets Fund, Worldwide Balanced Fund, and Worldwide Bond Fund may, for hedging purposes only, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. The Worldwide Hard Assets Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. A Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts not used for hedging purposes (except that with respect to Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund, margin deposits for futures positions entered into for bona fide hedging purposes are excluded from the 5% limitation). In addition, Worldwide Hard Assets Fund may invest in gold bullion and coins;

3. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness (such as structured notes, indexed securities and swaps with respect to Worldwide Hard Assets Fund) and (ii) repurchase agreements. The Funds may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets;

4. As to 75% of the total assets of the Worldwide Hard Assets Fund and Worldwide Emerging Markets Fund purchase securities of any issuer, if immediately thereafter (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or
         (ii) with respect to the Worldwide Hard Assets Fund, more than 10% of the outstanding securities of any class of such issuer would be held by a Fund; and in the case of Worldwide Emerging Markets Fund more than 10% of the outstanding voting securities of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Worldwide Bond Fund and Worldwide Balanced Fund;

5. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities);

6. Borrow money, except that each of the Funds may borrow up to 30% of the value of its net assets to increase its holding of portfolio securities;

7. Issue senior securities except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts; (iii) financial futures contracts purchased on margin (iv) commodity futures contracts purchased on margin (Worldwide Hard Assets Fund) and; (v) foreign currency swaps (Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund);

8 Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

9.       Make investments for the purpose of exercising control or management;

10. Invest in real estate limited partnerships or in oil, gas or other mineral leases.

The following policies have been adopted by the Board of Trustees with respect to each Fund and may be changed without shareholder approval.

         A Fund may not:

11. Exclusive of Worldwide Balanced Fund, Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund, purchase securities of other open-end investment companies except as part of a merger, consolidation, reorganization or acquisition of Assets; (i) purchase more than 3% of the total outstanding voting stock of any investment company, (ii) invest more than 5% of any of the Fund's total assets in securities of any one investment company or (iii) invest more than 10% of such value in investment companies in general. In addition, the Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

12. Invest in securities which are (i) subject to legal or contractual restrictions on resale ("restricted securities"), or in securities for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security, if as a result, more than 10% of its total net assets would be invested in such securities, except that Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund will not invest more than 15% of the value of their total net assets in such securities and; (ii) with respect to Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of its total net assets would be invested in such securities;

13. Invest more than 5 percent of the value of its total assets in securities of companies having together with their predecessors, a record of less than three years of continuous operation (this restriction does not apply to the Worldwide Emerging Markets Fund, and Worldwide Balanced Fund);

14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Funds may purchase or sell puts and calls on foreign currencies and on securities as described under "Futures and Options Transactions" herein and in the Prospectus and that these Funds may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and Worldwide Hard Assets Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon and on commodity futures contracts on gold or other natural resources or an index thereon;

15. Purchase participations or other interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs;

16. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges or more than 2% of the value of the assets of a Fund (except Worldwide Balanced Fund, Worldwide Emerging Markets Fund) in warrants which are not listed. Warrants acquired in units or attached to securities are not included in this restriction;

17. Mortgage, pledge or otherwise encumber its assets except to secure borrowings effected within the limitations set forth in restriction
         (6);

18. Except for Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund, make short sales of securities, except that the Worldwide Balanced Fund and Worldwide Bond Fund may engage in the transactions specified in restrictions (1), (2) and (14);

19. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions and, may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in restriction (6);

20. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account;

21. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                          INVESTMENT ADVISORY SERVICES

The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust dated as of August 30, 1989. The Adviser furnishes an investment program for the Funds and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held.

Fiduciary International, Inc. ("FII"), a New York Corporation, is expected to serve as sub-adviser to the Worldwide Balanced Fund pursuant to a Sub-Investment Advisory Agreement with the Trust dated May 31, 1994, when the Fund's assets reach a level at which it is appropriate to utilize the sub-investment adviser's services. Peregrine Asset Management (Hong Kong) Limited ("PAM"), a Hong Kong Corporation, is sub-adviser to the Worldwide Emerging Markets Fund pursuant to a Sub-Investment Advisory Agreement dated October 9, 1995.

The Adviser (and Sub-Adviser) provides the Funds with office space, facilities and simple business equipment and provides the services of consultants, executive and clerical personnel for administering the affairs of the Funds. Except as provided for in the Advisory Agreement or Sub-Investment Advisory Agreement, the Adviser (and Sub-Adviser) compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

The Advisory and Sub-Advisory Agreements provide that they shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory and Sub-Advisory Agreements may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act. The Advisory Agreements for each of the Funds and the Sub-Advisory Agreement for Worldwide Balanced Fund and Worldwide Emerging Markets Fund were reapproved by the Board of Trustees on April 22, 1997.

The expenses borne by each of the Funds include the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' fees and expenses, brokerage commissions for portfolio transactions, taxes, (if any), the advisory and administrative fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the Adviser's employees in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

Worldwide Balanced Fund pays the Adviser a fee of .75 of 1% of average daily net assets. From this fee the Adviser would pay the Sub-Adviser a fee of .50 of 1% of average daily net assets. The management fee for each of Worldwide Bond Fund and Worldwide Hard Assets Fund is based on an annual rate of 1% of the first
$500 million of average daily net assets, .90 of 1% on the next $250 million and
 .70 of 1% in excess of $750 million. Prior to September 29, 1995, the management fee for each of Worldwide Bond Fund and Worldwide Hard Assets Fund was based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and .50 of 1% in excess of $750 million. The management fee for Worldwide Emerging Markets Fund is computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. From the fee paid by the Worldwide Emerging Markets Fund, the Adviser pays the Sub-Adviser a fee of .50 of 1% of average daily net assets.

Both the Adviser and Sub-Adviser of Worldwide Balanced Fund waived advisory fees from the date of the Fund's commencement of operations (December 23, 1994) to December 31, 1996. In addition, from December 23, 1994 through April 30, 1996, the Adviser assumed the operating expenses of Worldwide Balanced Fund. For the fiscal years ended April 30, 1994, April 30, 1995 and April 30, 1996, and the eight months ended December 31, 1996, the Adviser earned fees with respect to Worldwide Bond Fund of $582,521, $641,065, $985,741 and $755,274, respectively.
The Adviser earned fees for the same period with respect to Worldwide Hard Assets Fund, of $466,722, $837,780, $1,251,773 and $1,127,303, respectively. There were no fee waivers or expense reimbursements with respect to these two Funds for this period. The Adviser of Worldwide Emerging Markets Fund waived advisory fees from the date of the Fund's commencement of operations (December 21, 1995) to December 31, 1996. In addition, during the same time period the Adviser assumed the operating expenses of Worldwide Emerging Markets Fund.

The Adviser also performs accounting and administrative services for Worldwide Balanced Fund pursuant to a written agreement. For these accounting and administrative services, Worldwide Balanced Fund pays .25 of 1% of its average daily net assets.

Under the Advisory Agreement and the Administrative Services Agreement, the Adviser is responsible for determining the net asset value per share and maintaining the accounting records of the Funds. For these services the agreements provide for reimbursement to the Adviser.

Mr. John C. van Eck is Chairman of the Board of Directors of the Adviser as well as President and Trustee of the Trust.

                                 THE DISTRIBUTOR

Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds. The Distribution Agreements for each of the Funds were reapproved by action of the Trustees on April 22, 1997.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser (or Sub-Adviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

In purchasing and selling the Funds' portfolio investments, it is the Adviser's (or Sub-Adviser's) policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser (or Sub-Adviser) will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser (or Sub-Adviser) may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser (or Sub-Adviser) is considered to be in addition to and not in lieu of services required to be performed by the Adviser (or Sub-Adviser) under its Advisory Agreement or Sub-Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser (or Sub-Adviser) in serving its other clients or clients of the Adviser's (or Sub-Adviser's) affiliates.

The Trustees periodically review the Adviser's (or Sub-Adviser's) performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser (or Sub-Adviser) or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser (or Sub-Adviser) to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser (or Sub-Adviser) considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser (or Sub-Adviser) may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser (or Sub-Adviser), such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of all the Funds may vary greatly from year to year.

Worldwide Balanced Fund, Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund anticipate that their annual portfolio turnover rates will not exceed 100%. For the period from commencement of operations (December 23, 1994) to April 30, 1995, the fiscal year ended April 30, 1996, and the eight months ended December 31, 1996, the portfolio rates for Worldwide Balanced Fund were 0%, 0% and 4.27%, respectively. For the period from commencement of operations (December 21, 1995) to April 30, 1996 and the eight months ended December 31, 1996, the portfolio turnover rates for Worldwide Emerging Markets Fund were 45.89% and 29.53%, respectively. For fiscal years ended April 30, 1994,

April 30, 1995 and April 30, 1996 and the eight months ended December 31, 1996, the portfolio turnover rates for Worldwide Hard Assets Fund were 15.84%, 23.30%, 26.37% and 46.14%, respectively.

The annual portfolio turnover rate of the Worldwide Bond Fund may exceed 100%. For fiscal years ended April 30, 1994, April 30, 1995 and April 30, 1996 and the eight months ended December 31, 1996, the portfolio turnover rates were 37.59%, 265.87%, 208.05% and 73.95%, respectively, and the Adviser anticipates the turnover rate for the current fiscal year will also exceed 100%. Due to the high rate of turnover, the Fund will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate, though commissions are not generally charged in fixed-income transactions. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information.

The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. For the fiscal year ended April 30, 1994, Worldwide Bond Fund paid $8,640 in brokerage commissions and Worldwide Hard Assets Fund paid $187,464 in brokerage commissions. For the fiscal year or period ended April 30, 1995, Worldwide Balanced Fund did not pay any brokerage commissions, Worldwide Bond Fund paid $24,354 and Worldwide Hard Assets Fund paid $250,357 in brokerage commissions. For the fiscal year or period ended December 31, 1996, Worldwide Balanced Fund paid $1,892, Worldwide Bond Fund paid $7,340, Worldwide Emerging Markets Fund paid $39,037 and Worldwide Hard Assets Fund paid $457,007 in brokerage commissions.

For the fiscal year or period ended December 31, 1996, Worldwide Hard Assets Fund paid $46,494 in commissions to broker-dealers providing research and certain other services, representing 10.17% of total commissions paid; such payments involved $28,941,005 in portfolio securities purchased and sold.


                              TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

Trustees of the Trust:

@*JOHN C. van ECK, C.F.A. (81) - Chairman of the Board and President
-------------------------
     270 River Road, Briarcliff Manor, New York 10510; Chairman of the Board and President of another investment company advised by the Adviser; Chairman, Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former President of the Adviser and its affiliated companies; Former Director (1992-1995), Abex Inc. (aerospace); Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment); Former Director (1986-1992) The Henley Group, Inc. (technology and health).

@#+JEREMY H. BIGGS  (61) - Trustee
------------------
     1220 Park Avenue, New York, New York 10128; Trustee of another investment company advised by the Adviser; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc., which has entered into sub-advisory agreements with Van Eck Funds and Van Eck Worldwide Insurance Trust as to the Global Balanced Fund and the Worldwide Balanced Fund series, respectively; Chairman of the Board to all funds of Davis Fund Group (mutual fund management company); Former Director, International Investors Incorporated (1990-1991).

#+RICHARD C. COWELL (69) - Trustee
-------------------
     240 El Vedado Way, Palm Beach, Florida 33480; Trustee of another investment company advised by the Adviser; Private Investor; Director, West Indies & Caribbean Development Ltd. (real estate); Former Director, Compo Industries, Inc. (machinery manufacturer); Former Director, International Investors Incorporated (1957-1991); Former Director (1978-1981), American Eagle Petroleums, Ltd. (oil and gas exploration); Former President and Director (1968-1976), Minerals and Industries, Inc. (petroleum products); Former Director (1978-1983), Duncan Gold Resources Inc. (oil exploration and gold mining); Former Director (1981-1984), Crested Butte Silver Mining Co.; Former Chairman and Member of Executive Committee (1974-1981), Allerton Resources, Inc. (oil and gas exploration); Former Director (1976-
     1982), Western World Insurance Co.

@PHILIP D. DEFEO (51) - Trustee
     ----------------
     99 Park Avenue, New York, NY 10016; Trustee of another investment company advised by the Adviser; President, Chief Executive Officer and Director of Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer) since September 1996; Former Executive Vice President and Director of Marketing and Customer Services (June 1994 - August 1996), Cedel International (finance and settlements); Former Managing Director (July 1992 - April 1994); Lehman Brothers (investment bank and broker-dealer); Former Senior Vice President, Fidelity Investments and Former President, Fidelity Services Company (financial services)
     (1987 - 1992).

#+WESLEY G. McCAIN  (54) - Trustee
------------------
     144 East 30th Street, New York, New York 10016; Trustee of two other investment companies advised or administered by the Adviser; Chairman and Owner, Towneley Capital Management, Inc., (investment adviser); Chairman Eclipse Financial Asset Trust (mutual fund); Chairman and Owner, Eclipse Financial Services, Inc.; General Partner, Pharaoh Partners, L.P.; Principal, Pharaoh Partners (Cayman) LDC; President, Millbrook Associates, Inc. (investment adviser); Trustee, Libre Group Trust; Former Director, International Investors Incorporated; Former Chairman and Owner, Finacor, Inc. (financial services).

#DAVID J. OLDERMAN  (61) - Trustee
-----------------
     40 East 52nd Street, New York, New York 10022; Trustee of another investment company advised by the Adviser; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since 1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Chairman of the Board, Brighton Partners, Inc. (1993-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railoc, Inc., (farm equipment manufacturing-1979-

     1984); Head of Corporate Finance, Halsey Stuart (investment banking-1974-
     1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

#*RALPH  F. PETERS  (68) - Trustee
-----------------
     66 Strimples Mill Road, Stockton, New Jersey 08559-1703; Trustee of another investment company advised by the Adviser; Former Chairman of the Board, Former Chairman of the Executive Committee and Chief Executive Officer of Discount Corporation of New York (dealer in U.S. Treasury and Federal Agency Securities) (1981-1988); Director, Sun Life Insurance and Annuity Company of New York; Director, U.S. Life Income Fund Inc., New York; Former Director, International Investors Incorporated.

#RICHARD D. STAMBERGER  (37) - Trustee
------------------
     888 17th Street, N.W., Washington, D.C. 20006; Trustee of two other investment companies advised or administered by the Adviser; Principal, National Strategies, Inc., a public policy firm in Washington, D.C.; Partner and Co-founder, Quest Partners, L.L.C. (management consulting firm/since 1988); Executive Vice President, Chief Operating Officer, and a Director of NuCable Resources Corporation (technology firm/since 1988); associated with Anderson Benjamin & Reed, a regulatory consulting firm based in Washington, D.C. (1985-1986); White House Fellow-Office of Vice President (1984-1985); Director of Special Projects, National Cable Television Association (1983-1984).

@**FRED M. van ECK  (78) - Trustee
------------------
     99 Park Avenue, New York, New York 10016; Trustee of another investment company advised by the Adviser; Private Investor; Director, Van Eck Associates Corporation; Director, Van Eck Securities Corporation; Former General Partner (1950-1976), J. H. Whitney & Co. (venture capital).

Officers of the Trust:

HENRY J. BINGHAM (66) - Executive Vice President
----------------
     99 Park Avenue, New York, New York 10016; Executive Vice President of another investment company advised by the Adviser; Executive Managing Director of Van Eck Associates Corporation and Executive Vice President of Van Eck Securities Corporation.

LUCILLE PALERMO (50) - Executive Vice President
------------
     99 Park Avenue, New York, NY 10016; Executive Vice President of another investment company advised by the Adviser; Associate Director, Mining Research, of the Adviser.

MADIS SENNER (43) - Executive Vice President
------------
99 Park Avenue, New York, New York 10016; President of the Worldwide Bond Fund series of Van Eck Worldwide Insurance Trust and the Global Income Fund series of Van Eck Funds; Executive Vice President of another investment company advised by the Adviser; Director, Global Fixed Income of Van Eck Associates Corporation; Former Global Bond Manager, Chase Manhattan Private Bank (1992-1994); Former President and founder, Sunray Securities, Inc. (1989-1992).

DEREK van ECK  (32) - Executive Vice President
----------------
     99 Park Avenue, New York, New York 10016; President of the Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust and the Global Hard Assets Fund series of Van Eck Funds; Vice President of another investment company advised by the Adviser; Executive Vice President, Director, Global Investments and Director of Van Eck Associates Corporation and Executive Vice President and Director of Van Eck Securities Corporation and other affiliated companies.


BRUCE J. SMITH (42) - Vice President and Treasurer
--------------
     99 Park Avenue, New York, New York 10016; Officer of two other investment companies advised or administered by the Adviser; Senior Managing Director, Portfolio Accounting of Van Eck Associates Corporation and Senior Managing Director of Van Eck Securities Corporation.

THADDEUS M. LESZCZYNSKI (50) - Vice President and Secretary
-------------------
     99 Park Avenue, New York, New York 10016; Officer of three other investment companies advised or administered by the Adviser; Vice President, Secretary and General Counsel of Van Eck Associates Corporation, Van Eck Securities Corporation and other affiliated companies.

JOSEPH P. DiMAGGIO (40) - Controller
------------------
     99 Park Avenue, New York, New York 10016; Controller of another investment company advised by the Adviser; Director of Portfolio Accounting of Van Eck Associates Corporation (since 1993); Former Accounting Manager with Alliance Capital Management (1985-1993).

CHARLES CAMERON (37) - Vice President
------------------
     99 Park Avenue, New York, New York 10016; Vice President of another investment company advised by the Adviser; Director of Trading of Van Eck Securities Corporation; currently, has primary responsibility for the Worldwide Balanced Fund series of the Trust, in consultation with Fiduciary International Inc.

MICHAEL G. DOORLEY  (41) - Vice President
------------------
     99 Park Avenue, New York, New York 10016; Vice President of another investment company advised by the Adviser; Senior Vice President and Chief Financial Officer of Van Eck Associates Corporation, Van Eck Securities Corporation and other affiliated companies.

SUSAN C. LASHLEY  (42) - Vice President
------------------
     99 Park Avenue, New York, New York 10016; Vice President of another investment company advised by the Adviser; Managing Director, Mutual Fund Operations of Van Eck Securities Corporation.

WILLIAM A. TREBILCOCK (60) - Vice President
------------------
     99 Park Avenue, New York, New York 10016; Vice President of another investment company advised by the Adviser; Director, Mining Research of Van Eck Associates Corporation.

KEVIN REID  (34) - Vice President of  the Worldwide Hard Assets Fund series
------------------
     99 Park Avenue, New York, New York 10016; Vice President of the Global Hard Assets Fund series of Van Eck Funds; Director, Real Estate Research, of Van Eck Associates Corporation; Former Chief Financial Officer of E.P. Reid, Inc. (construction-1993 to 1994); Former Chief Financial Officer and Chief Operating Officer (1991 - 1993) and Former Vice President and portfolio manager (1988 - 1991) of Trammell Crow Company (real estate).

BARBARA J. ALLEN  (40) - Assistant Secretary
------------------
     99 Park Avenue, New York, New York 10016; Assistant Secretary of another investment company advised by the Adviser; Compliance Officer of Van Eck Associates Corporation and Van Eck Securities Corporation; Former Senior Counsel, Arizona Corporation Commission, Securities Division (1990 - 1994).

 -----------------------
     @   An "interested person" as defined in the 1940 Act.
     * Member of Executive Committee - exercises general powers of Board of Trustees between meetings of the Board.
     **  Brother of Mr. John C. van Eck.
     #   Member of the Nominating Committee.
     + Member of the Audit Committee - reviews fees, services, procedures, conclusions and recommendations of independent auditors.

                                                        Compensation Table
                                                        ------------------

                                    Van Eck Worldwide            Van Eck Worldwide
                                    Insurance Trust              Insurance Trust                  Total Fund Complex
                                    (Current Trustees Fees)      (Deferred Compensation)          Compensation (a)
                                    -----------------------      -----------------------          ------------------
     John C. van Eck                       $0                           $0                              $0
     Jeremy H. Biggs                       $6,142                       $2,821                          $40,000
     Richard C. Cowell                     $8,616                       $0                              $65,500
     Philip D. DeFeo                       $0                           $0                              $0
     Wesley G. McCain                      $0                           $9,316                          $44,000
     David J. Olderman                     $0                           $7,479                          $35,000
     Ralph F. Peters                       $6,592                       $0                              $31,000
     Richard D. Stamberger                 $4,342                       $4,567                          $40,875
     Fred M. van Eck                       $0                           $0                              $0
     ---------------------------------------------------------------------------------

(a) The term "fund complex" refers to the Funds of the Trust and the series of the Van Eck Funds, which are also managed by the Adviser. The Trustees are paid a fee for their services to the Trust. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.

                             PRINCIPAL SHAREHOLDERS

As of April 30, 1997, shareholders of record of 5% or more of the outstanding shares of the Funds were as follows: Approximately 60.7% of Worldwide Balanced Fund was owned by Security Life of Denver, Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699; approximately 18.8% of Worldwide Balanced Fund was owned by AIG Life Insurance Company, 80 Pine Street, New York, New York 10005; and approximately 13.6% of Worldwide Balanced Fund was owned by Indianapolis Life Annuity and Insurance Company, 2960 North Meridian Street, Indianapolis, Indiana 46208. Approximately 94.2% of Worldwide Bond Fund, approximately 94.3% of Worldwide Emerging Markets Fund and approximately 93.1% of Worldwide Hard Assets Fund, respectively, was owned by The Best of America IV, a separate account offered by Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216 to fund the benefits of the separate account's variable annuity contractowners. Approximately 5.3% of Worldwide Emerging Markets Fund was owned by Provident Mutual Life Insurance Company - Variable Life, 1050 West Lakes Drive, Berwyn, Pennsylvania 19312.

                               VALUATION OF SHARES

The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas (or the days on which these holidays are observed).

Shares of the Funds are sold at the public offering price which is determined once each day the Funds are open for business and is the net asset value per share.

The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.


                                      TAXES

Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of any of the following which was held less than three months (the "30% test"):
(i) stock or securities; (ii) options, futures or forward contracts (other than on foreign currencies) or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities; and (c) satisfy certain diversification requirements.

As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.


                               REDEMPTIONS IN KIND

The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.


                                   PERFORMANCE

The Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1+T)/to the nth power/ = ERV

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value of a hypothetical
$1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Average annual total returns for the Funds for various periods ended December 31, 1996 are as follows:

Worldwide Balanced Fund

         One Year:         11.63%           Since Inception:            5.52%

Worldwide Bond Fund

         One Year:          2.53%           Five Years:                 3.92%
         Three Years:       5.88%           Since Inception:            6.69%

Worldwide Emerging Markets Fund

         One Year:           26.82%         Since Inception:           25.00%

Worldwide Hard Assets Fund

         One Year:         18.04%           Five Years:                14.55%
         Three Years:       7.65%           Since Inception:            8.24%

The Funds may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[(A-B/CD + 1)/to the sixth power/-1]

Where:            A  = dividends and interest earned during the period
                  B  = expenses accrued for the period (net of reimbursement)
                  C  = the average daily number of shares outstanding during the period that were entitled to receive dividends
                  D  = the maximum offering price per share on the last day of the period after adjustment for payment of dividends within 30 days thereafter

The Funds may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                               [(B-A)/A](100)=ATR

Where:            A        =        initial investment
                  B        =        value at end of period
                  ATR      =        aggregate total return

The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Performance figures of a Fund are not useful for comparison purposes because they do not reflect the charges and deductions at the separate account level.


                             ADDITIONAL INFORMATION

Custodian. The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New York
---------
11245, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

Transfer Agent. Van Eck Associates Corporation, 99 Park Avenue, New York, New
--------------
York 10016, serves as the Funds' transfer agent.

Independent Accountants. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas,
-----------------------
New York, New York 10019, serves as the Trust's independent accountants.

Counsel. Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109,
-------
serves as counsel to the Trust.

                              FINANCIAL STATEMENTS

The financial statements of Worldwide Balanced Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund for the fiscal year or period ended April 30, 1996 and the eight months ended December 31, 1996 are incorporated by reference from the Funds' Annual Reports to Shareholders which are available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this Statement of Additional Information.

                                    APPENDIX


CORPORATE  BOND RATINGS
----------------------
Description of Moody's Investors Service, Inc. Corporate Bond Ratings:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors given security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack the characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation Corporate Bond Ratings:

AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarding as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB--Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B--Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating is also used for debt subordinated to senior debt that is assigned an actual or implied BB rating.

CCC--Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.


PREFERRED STOCK RATINGS
-----------------------
Description of Moody's Investors Service, Inc. Preferred Stock Ratings:

aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba - An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca - An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c - This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Description of Standard & Poor's Corporation Preferred Stock Ratings:

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC - Preferred stocks rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

SHORT TERM DEBT RATINGS
-----------------------
Description of Moody's Investors Service, Inc. Short-Term Debt Ratings:

Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, higher rates of return of funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.